Compass EMP Multi-Asset Balanced Fund

Compass EMP Multi-Asset Growth Fund

Compass EMP Alternative Strategies Fund

(the “Funds” and each a “Fund”)

each a series of COMPASS EMP FUNDS TRUST

Supplement dated May 1, 2015, to the

Prospectus dated November 1, 2014

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Effective May 1, 2015, Victory Capital Management Inc. replaces Compass Efficient Model Portfolios, LLC as investment adviser to the Funds. The following supersedes any contrary information contained in the current Prospectus for each series and class of shares.

FUND SUMMARY—COMPASS EMP MULTI-ASSET BALANCED FUND

Fees and Expenses of the Fund: The following footnote 2 is added to the line “Total Annual Fund Operating Expenses” in the Fee and Expense table on page 1 of the Prospectus:

(2) The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.51%, 1.76% and 2.26% of the Fund’s Class A, Class T and Class C shares, respectively. The Advisor is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund’s predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

FUND SUMMARY—COMPASS EMP MULTI-ASSET GROWTH FUND

Fees and Expenses of the Fund: The following footnote 2 is added to the line “Total Annual Fund Operating Expenses” in the Fee and Expense table page 7 of the Prospectus:

(2) The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.73%, 1.98%, and 2.48% of the Fund’s Class A, Class T, and Class C, respectively. The Advisor is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund’s predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

FUND SUMMARY—COMPASS EMP ALTERNATIVE STRATEGIES FUND

Fees and Expenses of the Fund: The following footnote 2 is added to the line “Total Annual Fund Operating Expenses” in the Fee and Expense table on page 12 of the Prospectus:

(2) The Advisor has contractually agreed to waive its management fee and/or reimburse expenses through at least April 30, 2017 so that the total annual fund operating expenses after fee waiver and expense reimbursement (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) do not exceed 1.80%, 2.05%, and 2.55% of the Fund’s Class A, Class T, and Class C, respectively. The Advisor is permitted to recoup advisory fees waived and expenses reimbursed by it or by the Fund’s predecessor advisor for up to three years after the fiscal year in which the waiver or reimbursement took place, subject to any operating expense limits in effect at the time of the original waiver or expense reimbursement and at the time of recoupment or reimbursement.

FUND SUMMARY – ALL FUNDS

Advisor: Victory Capital Management Inc. is the Fund’s investment adviser (the “Advisor”).

MANAGEMENT

Investment Advisor: Victory Capital Management Inc. (the “Advisor”), a New York corporation located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as investment adviser to the Funds. Subject to the authority of the Board of Trustees, the Advisor is responsible for the overall management of the Funds’ business affairs. The Advisor is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. As of December 31, 2014, Victory Capital Management Inc. had approximately $35.9 billion in assets under management.

The Advisor is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Compass EMP is the investment franchise responsible for management of each Fund.

The Advisor has entered into a Management Agreement with Compass EMP Funds, on behalf of each of the Funds. No investment advisory fees are payable pursuant to the Management Agreement. Additionally, the Advisor has contractually agreed for each Fund, at least until April 30, 2017, to waive management fees and/or reimburse Fund expenses, but only to the extent necessary to maintain each Fund’s Total Annual Fund Operating Expenses (excluding Acquired Fund Fees and Expenses, and certain other items such as interest, taxes and brokerage commissions) in the amounts set forth in the fee and expense table for each Fund in the Prospectus, as revised by this Supplement.

Any reimbursement by the Advisor is subject to repayment by the respective Fund within the three fiscal years following the fiscal year in which the reimbursement occurred (provided the Advisor continues to serve as investment adviser to the respective Fund), if the Fund is able to make the repayment without exceeding its current expense limitations and at the time the repayment is approved by the Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Management Agreement will be available in each Fund’s annual report to shareholders for the period ending June 30, 2015.

HOW TO PURCHASE SHARES

Class A and Class T Shares

Class A and Class T shares are offered at the public offering price, which is net asset value per share plus the applicable sales charge. The minimum initial investment in the Class A and Class T shares is $2,500 and the minimum subsequent investment is $50. There is no minimum initial investment for 401(k) plan retirement accounts and those deemed by the Advisor to be substantially similar to 401(k) accounts. The sales charge varies, depending on how much you invest. There are no sales charges on reinvested distributions. If you invest in more than one class of a Fund, you should notify the Fund of your combined Class A and Class T purchase amount in order to determine whether you qualify for a reduced sales charge. You can also qualify for a sales charge reduction or waiver through a right of accumulation or a letter of intent if you are a U.S. resident. See the discussions of "Right of Accumulation" and "Letter of Intent" below. Class A and Class T shares pay up to 0.25% and 0.50%, respectively, on an annualized basis of the average daily net assets of the class as reimbursement or compensation for service and distribution-related activities with respect to a Fund and/or shareholder services. The following sales charges apply to your purchases of Class A and Class T shares of the Fund:

Class A Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	5.75%	6.10%	5.00%
$50,000 but less than $100,000	4.75%	4.99%	4.00%
$100,000 but less than $250,000	4.00%	4.17%	3.25%
$250,000 but less than $500,000	3.00%	3.09%	2.50%
$500,000 but less than $1,000,000	2.50%	2.56%	2.00%
$1,000,000 and above	0.00%	0.00%	0.00%

Class T Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Authorized Dealer Commission as % of Public Offering Price
Less than $50,000	3.50%	3.63%	3.00%
$50,000 but less than $100,000	3.00%	3.09%	2.50%
$100,000 but less than $250,000	2.50%	2.56%	2.00%
$250,000 but less than $500,000	1.50%	1.52%	1.25%
$500,000 but less than $1,000,000	1.00%	1.01%	0.75%
$1,000,000 and above	0.00%	0.00%	0.00%

You may be able to buy Class A and Class T shares without a sales charge (i.e. "load-waived") when you are:

•	reinvesting dividends or distributions;
•	investing $1,000,000 or more
•	participating in an investment advisory or agency commission program under which you pay a fee to an investment adviser or other firm for portfolio management or brokerage services;
•	exchanging an investment in Class A shares or Class T shares of another fund for an investment in the Fund, subject to Advisor’s approval;
•	a current or former director or trustee of the Trust;
•	an employee (including the employee's spouse, domestic partner, children, grandchildren, parents, grandparents, siblings, and any independent of the employee, as defined in section 152 of the Internal Revenue Code) of the Fund's Advisor or its affiliates or of a broker-dealer authorized to sell shares of such funds;
•	a retirement plan, including Section 401 and 457 Plan sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;

•	a financial intermediary who has entered into an agreement with the distributor to offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
•	purchasing shares through a no transaction fee programs offered by certain broker-dealers (sometimes referred to as "supermarkets").
•	purchasing shares through the Fund's Advisor; or
•	purchasing shares through a financial services firm (such as a broker-dealer, investment adviser or financial institution) that has a special arrangement with the Funds.

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This Supplement and the existing Prospectus dated November 1, 2014 provide relevant information for all shareholders and should be retained for future reference.  Both the Prospectus and the Statement of Additional Information each dated November 1, 2014 have been filed with the Securities and Exchange Commission, are incorporated herein by reference, and can be obtained without charge by calling the Funds at 1-888-944-4367.

Please retain this Supplement for future reference.